UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


_________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 23, 2008



                       KENTUCKY BANCSHARES, INC.
          (Exact Name of Registrant as specified in Charter)


   Kentucky                   33-96358              61-0993464
 (State or other            (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification No.)
  incorporation)


P.O. Box 157, Paris, Kentucky                          40362-0157
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code:  (859)987-1795

N/A
(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

? Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01. Other Events

      On May 23, 2008 the Registrant issued a press release announcing that its Board of Directors has expanded its previously announced stock repurchase program by an additional 100,000 shares of outstanding common stock. The repurchase plan permits purchases to take place selectively from time to time in open market purchases through a broker or in privately negotiated transactions. The purchases will be dependent upon market prices and other conditions and there is no guarantee as to the exact number of shares to be purchased by the Registrant. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.


  Item 9.01.  Financial Statements and Exhibits

     (d)  Exhibits

     Exhibit 99.1 - Press release dated May 23, 2008.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY BANCSHARES, INC.



Date: May 23, 2008                  By      /s/ Gregory J. Dawson___
         Gregory J. Dawson
         Chief Financial Officer